	           SECURITIES AND EXCHANGE COMMISSION
	                Washington, D.C. 20549



	                     Form 8-K


                          CURRENT REPORT


	Pursuant to Section 13 or 15(d) of
	the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 30, 2000



Commission    Registrant; State of Incorporation;      IRS Employer
File Number       Address; and Telephone Number      Identification No.


1-16169		EXELON CORPORATION    	              23-2990190
                (a Pennsylvania corporation)
                37th Floor, 10 South Dearborn Street
                Post Office Box A-3005
                Chicago, Illinois 60690-3005
                312/394-4321

Item 5.  Other Events.

Set forth below is the text of the slides used during the EEI Fall Financial Conference to explain the merger of PECO Energy Company and Unicom Corporation to form Exelon Corporation.

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon Corporation. The following factors, among others, could cause actual results to differ materially from those described herein: economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally. More detailed information about those factors is set forth in the joint proxy statement/prospectus regarding the merger and in the PECO Energy and Unicom Corporation reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon Corp. does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.

EXHIBIT INDEX

Exhibit
Number				Description of Exhibit


1.      None

2.      None

4.	None

16.	None

17.	None

20.	None

23.	None

24.	None

27.	None

99.	Exelon slide presentation at the EEI Fall Financial
        Conference, October, 2000

                        SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



 					Exelon CORPORATION
                                           (Registrant)


Date: October 30, 2000		By:      /s/ Ruth Ann M. Gillis
                                       ------------------------
              				   Ruth Ann M. Gillis
 					   Senior VP & CFO